U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): August 4, 2006




                              Radale Imports, Inc.
             (Exact name of registrant as specified in its charter)




    Nevada                          000-49708                        33-0684067
    ------                          ---------                        ----------
  (state of                  (Commission File Number)              (IRS Employer
incorporation)                                                      I.D. Number)
                                 P. O. Box 1990
                            Rancho Santa Fe, CA 92067
                                  858-756-3011
              ----------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
-------------------------

     On August 4, 2006 the registrant, Radale Imports, Inc., a California corporation, merged with a wholly-owned subsidiary, also named Radale Imports, Inc., a Nevada corporation. The Nevada corporation is the surviving corporation in the merger. The charters of the two corporations are essentially identical, and the transaction was effected as no more than a change of domicile from California to Nevada.

Item  9.01  Financial Statements and Exhibits.
----------------------------------------------

(a)  Financial Statements.
     ---------------------

     None

(b)  Exhibits
     --------

     The following exhibits are filed, by incorporation by reference as part of this Form 8-K:

     Exhibit No.                          Description
     -----------                          -----------

     3.4 Articles of Merger (Pursuant to NRS 92A.200) which merges Radale Imports, Inc., a California corporation, with and into Radale Imports, Inc., a Nevada corporation with the Nevada corporation being the surviving entity.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 9, 2006                   Radale Imports, Inc.



                                        By /s/ Lee D. Dodson
                                          --------------------------------------
                                          Lee D. Dodson, Chief Executive Officer

                              RADALE IMPORTS, INC.

                          COMMISSION FILE NO. 000-49708

                                INDEX TO EXHIBITS

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): August 4, 2006



     The following exhibits are filed, by incorporation by reference, as part of this Form 8-K:

Exhibit No.                              Description
-----------                              -----------

3.4 Articles of Merger (Pursuant to NRS 92A.200) which merges Radale Imports, Inc., a California corporation, with and into Radale Imports, Inc., a Nevada corporation with the Nevada corporation being the surviving entity.